DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

Dear Shareholder:

PERFORMANCE REVIEW
The Davis International Total Return Fund offers investors a professionally managed and convenient way to diversify beyond U.S. borders by investing in a carefully selected portfolio of high-quality, non-U.S. companies that offer above-average growth potential. We continue to find attractive values in many international stock markets today, with your fund currently holding investments in 18 different countries.

Your fund is back on track and strategically positioned for good returns ahead after posting disappointing returns during 1997 and restructuring its portfolio. For the six months ended March 31, 1998, the fund's Class A shares provided a total return on net asset value of 3.25% versus a total return of 5.87% for the Morgan Stanley Capital International EAFE Index. During the first quarter of 1998, the fund's Class A shares generated a total return on net asset value of 13.64% compared to a return of 14.79% for the EAFE Index.1

A RESEARCH-DRIVEN, VALUE-ORIENTED PROCESS
In line with the long-term Davis investment philosophy, we manage the Davis International Total Return Fund according to a disciplined process that emphasizes firsthand fundamental research and maintaining close contact with company management. Our bottom-up, value-oriented investment approach concentrates on identifying individual stocks with outstanding performance prospects that have not yet been generally recognized in the market. We look for first-class companies with top-notch management, predictable earnings and solid growth prospects whose shares are preferably selling at a price/earnings (P/E) ratio well below the company's growth rate and the average P/E multiple for its industry.

EUROPE
Europe remains our preferred area of investment, with some 75% of net assets invested in Europe as of March 31, 1998. Corporate profits there are robust, with double-digit growth rates recorded on average in 1997 and more of the same expected in most European countries for 1998.

Management confidence is reflected in the sizable dividend increases announced by many European companies. For example, Lloyds TSB Group and Standard Chartered raised their final half-yearly dividend payments by 32% and 29%, respectively, while Nokia increased its yearly payout rate by 114%, Raisio Group PLC by 50%, Skandia Forsakrings by 36% and Novartis by 25%. Many companies have also declared stock dividends or stock splits, and a number of stock buybacks have been announced in countries where such transactions are legally allowed. Furthermore, restructurings, mergers and takeovers, often across borders, are very much a part of today's business picture in Western Europe and the Nordic countries.

Gross domestic product (GDP) growth for the European Union is estimated at 2.8% to 3.0% for 1998, versus an estimated 2.5% for 1997. Moreover, several peripheral countries should grow faster, including Ireland where 1998 GDP growth is estimated to exceed 7%; Norway, Portugal and Spain with projected growth of 4% or higher; and Finland and Sweden with estimated growth of more than 3%.

European countries added to your fund's portfolio since September 30, 1997 include the Netherlands, Norway and Spain. In the Netherlands, we have purchased positions in: Heineken, an international brewery group; ING Group, an international financial services concern; Numico, which manufactures infant milk formula and cereal

DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

products, drinks, juices and other baby food; and Unilever, the worldwide food, detergent and personal-care products group.2

In Norway, the fund made initial investments in April, 1998 in two companies:
Elkjop Norge, a leading retailer of consumer electronics equipment and kitchen appliances that is also expanding in Sweden; and Tomra Systems, the world's largest manufacturer of machines for handling the return of beverage containers.

Also in April, the fund made an initial investment in Spain with the purchase of shares in Banco Santander, the country's largest and foremost commercial bank. Spain is the European country that stands to gain the most from the Economic Monetary Union (EMU), which will launch the new Euro currency on January 1, 1999.

In addition, we made a new investment in the United Kingdom, replacing the fund's position in GKN PLC with Charter PLC, a specialized engineering group involved in manufacturing welding products, cutting systems and other equipment.2

SOUTH AND EAST ASIA
Your fund's exposure to South and East Asia, which stood at nearly 16% of net assets on September 30, 1997, was substantially reduced during the last quarter of 1997, ending the year at less than 3%. All holdings in Indonesia and South Korea were eliminated from the portfolio, leaving minimal exposure to two markets: Hong Kong/China and the Philippines.

It will take time for South and East Asia to recover from the currency and economic collapse of the past year, not to mention the cloudy political outlook in some countries. Real GDP figures in 1998 are expected to be only a fraction of the levels posted in 1996-97 in several countries and are likely to be negative in Indonesia, Malaysia, South Korea and Thailand. In addition, Asian companies will report poor earnings this year.

However, the Asian miracle is not over and business conditions could improve in a few countries as early as 1999. Good values have already begun to emerge in several countries, notably in Hong Kong and Singapore, which continue to report budget surpluses and where companies offer investors much more reliable financial data than companies in most neighboring countries. As a result, we increased investments in selected Asian countries during the first quarter, raising the fund's exposure to Asia to some 13% of net assets on March 31, 1998.

During the quarter, we made initial investments in Liu Chong Hing Bank and in Union Bank of Hong Kong, two smaller Hong Kong banks with close connections to mainland China, and in China Telecommunications, which offers cellular telecommunications services in two of China's most affluent provinces.2

Your fund also invested in Keppel Bank, Singapore's fifth largest bank. Unlike Singapore's four larger banks, Keppel Bank's shares are still open to foreign investors and, therefore, do not sell at a premium to local shares. In Malaysia, a position was taken in Malaysian Assurance Alliance, the country's sixth largest general insurance group and third largest life insurer.2

DAVIS INTERNATIONAL SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
===============================================================================

LATIN AMERICA
Latin American stock markets, which initially appeared safer than the emerging markets of Southeast Asia, started to correct sharply in the final months of 1997 and in January 1998. The reason: Investors watching the collapse of Asian currencies became concerned that Latin American currencies would soon catch the Asian flu, particularly if there were renewed financial and political difficulties in the Far East.

As a result, we decreased the fund's exposure to Latin America from nearly 24% of net assets on September 30, 1997 to 11% on March 31, 1998. We believe this defensive posture is warranted in order to minimize potential volatility, even though the region is experiencing fairly good economic conditions. Investments in Argentina have been eliminated altogether, with the fund still maintaining reduced positions in Mexico, Brazil and Chile at the end of the first quarter.

THE BENEFITS OF INTERNATIONAL DIVERSIFICATION
Non-U.S. markets account for a substantial share of the world's investment opportunities and many of the world's leading companies are located outside the United States. Of course, it is important to maintain a long-term perspective, especially when investing internationally. While stock markets will fluctuate in the short term, they provide one of the best opportunities for growth in the long run. By accumulating core holdings in first-class companies around the world, we believe your fund is well-positioned to provide a relatively conservative approach for investors seeking to diversify U.S. portfolios and build wealth over time.

Sincerely,



Shelby M.C. Davis                           Edouard F. Iselin
Chief Investment Officer                    Portfolio Manager

May 15, 1998


1 All performance figures cited in this letter are calculated without considering sales commissions. The total returns for the Fund's Class A shares, including the maximum front-end sales charge of 4.75%, for the three month and six month periods ending March 31, 1998 were 8.20% and -1.67%, respectively. The average annual total return, including the maximum front-end sales charge of 4.75%, for the one-year period ended March 31, 1998 and for the period from February 1, 1995 through March 31, 1998 (life of the Class) were 4.72% and 8.42%, respectively. Past performance is no guarantee of future results.

The Morgan Stanley Capital International EAFE Index is a recognized international index that includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand, and the Far East. The average company has a market capitalization of over $3 billion. This is a total return index calculated in U.S. dollars, with gross dividends reinvested. It would be difficult to invest directly in the index.

2 The Fund's portfolio securities as of March 31, 1998, including the securities discussed in this letter, are listed in the Schedule of Investments.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
At March 31, 1998 (Unaudited)
===============================================================================

TOP 10 HOLDINGS                       SECTOR                 % OF FUND ASSETS
-------------------------------------------------------------------------------
Novartis Ltd., Registered             Pharmaceuticals              12.79%
Xeikon NV,  ADR                       Diversified                   5.29%
Swiss Reinsurance Co., Registered     Insurance                     5.12%
ENI SpA                               Utilities                     4.76%
Lloyds TSB Group PLC                  Finance                       3.99%
CRH PLC                               Diversified                   3.88%
Standard Chartered PLC                Banking                       3.72%
Raisio Group PLC                      Food & Beverage               3.68%
Telecom Italia SpA                    Telecommunications            3.67%
ABB Ltd., Bearer                      Diversified                   3.48%


===============================================================================

INDUSTRY DIVERSIFICATION

Pharmaceuticals.......................................................  17.55%
Banking...............................................................  12.03
Telecommunications....................................................  11.08
Insurance.............................................................  10.67
Diversified...........................................................  10.31
Manufacturing.........................................................   6.85
Energy................................................................   6.49
Food & Beverage.......................................................   6.45
Consumer Products.....................................................   5.31
Finance...............................................................   4.03
Utilities.............................................................   3.43
Holding Company.......................................................   2.31
Real Estate...........................................................   1.30
Retail................................................................   1.28
Building Materials....................................................   0.59
Aviation..............................................................   0.32
                                                                       ------
                                                                       100.00%


DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
At March 31, 1998 (Unaudited)
==============================================================================================================
                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
COMMON STOCKS - (94.89%)
                  BELGIUM - (5.29%)
       100,000    Xeikon NV, ADR *...........................................................  $     2,271,875
                                                                                               ---------------
                  BRAZIL - (2.67%)
        20,000    Centrais Eletricas Brasileiras SA, ADR (ELETROBRAS) Preference B...........          495,000
         5,000    Telecomunicacoes Brasileiras SA, ADR (TELEBRAS)............................          649,063
                                                                                               ---------------
                                                                                                     1,144,063
                  CHILE - (3.51%)
        50,000    Empresa Nacional de Electricidad SA, ADR (ENDESA)..........................          962,500
        30,000    Santa Isabel SA, ADR.......................................................          545,625
                                                                                               ---------------
                                                                                                     1,508,125
                  FINLAND - (5.09%)
        33,000    Asko Oyj...................................................................          604,812
        11,000    Raisio Group PLC *.........................................................        1,579,140
                                                                                               ---------------
                                                                                                     2,183,952
                  HONG KONG - (6.46%)
       500,000    China Telecom (Hong Kong) Ltd *............................................        1,013,060
       800,000    HKR International Ltd......................................................          552,344
       500,000    Liu Chong Hing Bank Ltd....................................................          806,577
       300,000    Union Bank of Hong Kong....................................................          398,771
                                                                                               ---------------
                                                                                                     2,770,752
                  IRELAND - (4.20%)
       110,000    CRH  PLC...................................................................        1,666,466
        18,000    Ryanair Holdings PLC *.....................................................          134,501
                                                                                               ---------------
                                                                                                     1,800,967
                  ITALY - (8.44%)
       300,000    ENI  SpA...................................................................        2,043,884
       200,000    Telecom Italia SpA.........................................................        1,575,974
                                                                                               ---------------
                                                                                                     3,619,858
                  MALAYSIA - (2.41%)
       500,000    Malaysian Assurance Alliance Bhd...........................................        1,034,247
                                                                                               ---------------
                  MEXICO - (3.30%)
        20,000    DESC SA, ADR...............................................................          615,000
        20,000    Panamerican Beverages Inc.-A...............................................          802,500
                                                                                               ---------------
                                                                                                     1,417,500
                                                                                               ---------------


DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1998 (Unaudited)
==============================================================================================================
                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
COMMON STOCKS - CONTINUED
                  NETHERLANDS - (8.74%)
         4,000    Heineken NV................................................................  $       909,374
        20,000    ING Groep NV...............................................................        1,134,799
        10,000    Numico NV..................................................................          359,241
        20,000    Unilever NV................................................................        1,348,713
                                                                                               ---------------
                                                                                                     3,752,127
                  PHILIPPINES - (0.84%)
     4,948,000    Davao Union Cement Corp. - B...............................................          252,608
        37,500    Far East Bank & Trust Co...................................................           49,342
     1,813,000    Republic Glass Holdings Corp. .............................................           60,115
                                                                                               ---------------
                                                                                                       362,065
                  SINGAPORE - (3.36%)
     1,000,000    Keppel Bank Ltd............................................................        1,442,948
                                                                                               ---------------
                  SWEDEN - (5.33%)
        10,000    Incentive AB - B ..........................................................          981,802
        20,000    Skandia Forsakrings AB ....................................................        1,303,233
                                                                                               ---------------
                                                                                                     2,285,035
                  SWITZERLAND - (24.65%)
         1,000    ABB Ltd., Bearer...........................................................        1,494,260
         4,600    Ciba Specialty Chemicals Ltd., Registered .................................          588,390
         3,100    Novartis Ltd., Registered..................................................        5,486,258
            75    Roche Holding Ltd., Non-voting equity......................................          811,742
         1,000    Swiss Reinsurance Co., Registered *........................................        2,196,786
                                                                                               ---------------
                                                                                                    10,577,436
                  UNITED KINGDOM - (10.60%)
       500,000    British Biotech PLC *......................................................          573,345
        50,000    Charter PLC................................................................          580,041
       110,000    Lloyds TSB Group PLC.......................................................        1,712,501
         5,573    Royal Bank of Scotland PLC.................................................           86,388
       110,000    Standard Chartered PLC.....................................................        1,594,651
                                                                                               ---------------
                                                                                                     4,546,926

                        TOTAL COMMON STOCKS (identified cost $34,901,007)...................        40,717,876
                                                                                               ---------------


DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS - CONTINUED
At March 31, 1998 (Unaudited)
==============================================================================================================
                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
PREFERRED - (4.17%)
        10,000    Nokia Oyj - A..............................................................  $     1,073,124
     3,000,000    Petroleo Brasileiro SA, Pfd................................................          715,040
                                                                                               ---------------
                        TOTAL PREFERRED (identified cost $1,799,614)                                 1,788,164
                                                                                               ---------------



                           TOTAL INVESTMENTS (identified cost $36,700,621) -
                               (99.06%) (a)..................................................  $    42,506,040
                           OTHER ASSETS LESS LIABILITIES - (0.94%)...........................          403,987
                                                                                               ---------------
                           NET ASSETS - 100%.................................................  $    42,910,027
                                                                                               ===============


(a)  Aggregate cost for Federal income tax purposes is $36,700,621.
 *   Non income-producing security.


At March 31, 1998, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

                  Unrealized appreciation...............................................       $    10,234,445
                  Unrealized depreciation...............................................            (4,429,026)
                                                                                               ---------------
                    Net unrealized appreciation.........................................       $     5,805,419
                                                                                               ===============

SEE NOTES TO FINANCIAL STATEMENTS


DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES - At March 31, 1998 (Unaudited)
INTERNATIONAL TOTAL RETURN FUND
==============================================================================================================
ASSETS:
     Investments in securities, at value (identified cost - $36,700,621) (See accompanying
         Schedule of Investments).........................................................   $      42,506,040
     Cash.................................................................................              87,598
     Receivables:
         Dividends........................................................................             115,324
         Capital stock sold...............................................................             104,991
     Prepaid expenses.....................................................................              53,980
     Due from adviser.....................................................................             117,549
     Other assets.........................................................................              23,903
                                                                                             -----------------
              Total assets................................................................          43,009,385
                                                                                             -----------------
LIABILITIES:
     Payables:
         Capital stock reacquired.........................................................               9,618
         Accrued expenses.................................................................              79,119
     Other liabilities....................................................................              10,621
                                                                                             -----------------
              Total liabilities...........................................................              99,358
                                                                                             -----------------
NET ASSETS ...............................................................................   $      42,910,027
                                                                                             =================
     CLASS A SHARES
         Net assets.......................................................................   $      35,429,036
         Shares outstanding...............................................................           3,014,550
         Net asset value and redemption price per share (net assets/shares outstanding)...              $11.75
                                                                                                        ======
         Maximum offering price per share (100/95.25 of $11.75)...........................              $12.34
                                                                                                        ======
     CLASS B SHARES
         Net assets.......................................................................   $       7,201,584
         Shares outstanding...............................................................             628,528
         Net asset value and redemption price per share (net assets/shares outstanding)...              $11.46
                                                                                                        ======
     CLASS C SHARES
         Net assets.......................................................................   $         278,878
         Shares outstanding...............................................................              23,846
         Net asset value and redemption price per share (net assets/shares outstanding)...              $11.69
                                                                                                        ======
     CLASS Y SHARES
         Net assets.......................................................................   $             529
         Shares outstanding...............................................................                  45
         Net asset value and redemption price per share (net assets/shares outstanding)...              $11.75
                                                                                                        ======
NET ASSETS CONSIST OF:
     Deficit in undistributed net investment income.......................................   $         (69,303)
     Net unrealized appreciation on investments and translation of assets and
         liabilities in foreign currencies................................................           5,805,419
     Accumulated net realized losses from investments and foreign currency transactions...          (5,593,500)
     Paid-in capital......................................................................          42,767,411
                                                                                             -----------------
              Net assets..................................................................   $      42,910,027
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS.


DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF OPERATIONS - For the six months ended March 31, 1998 (Unaudited)
INTERNATIONAL TOTAL RETURN FUND
==============================================================================================================
INVESTMENT INCOME:
     Income:
         Dividends (net of foreign taxes withheld of $22,374).............................   $         210,069
         Interest.........................................................................              62,752
                                                                                             -----------------
              Total Income................................................................             272,821
                                                                                             -----------------

     Expenses:
         Management fees (Note 3)......................................  $       199,773
         Custodian fees................................................           33,263
         Transfer agent fees
           Class A.....................................................           14,039
           Class B.....................................................           11,223
           Class C.....................................................              272
           Class Y.....................................................                0
         Audit fees....................................................           10,013
         Legal fees....................................................            7,525
         Accounting fees (Note 3)......................................            4,002
         Reports to shareholders.......................................           15,122
         Directors fees and expenses...................................           20,502
         Registration and filing fees .................................           36,578
         Miscellaneous.................................................              679
         Payments under distribution plan (Note 3)
           Class A.....................................................           20,089
           Class B.....................................................           33,736
           Class C.....................................................              644
                                                                         ---------------
              Total expenses..............................................................             407,460
         Reimbursement of expenses by adviser (Note 3)....................................             (74,358)
         Fee reduction (Note 6)...........................................................              (3,462)
                                                                                             -----------------
              Net expenses................................................................             329,640
                                                                                             -----------------
                  Net investment loss.....................................................             (56,819)
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

     Net realized loss from:
         Investment transactions..........................................................            (336,485)
         Foreign currency transactions....................................................            (750,400)
     Net increase in unrealized appreciation on investments...............................           1,708,926
                                                                                             -----------------
              Net realized and unrealized gain on investments and foreign currency........             622,041
                                                                                             -----------------

                  Net increase in net assets resulting from operations....................   $         565,222
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS.


DAVIS INTERNATIONAL SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS
INTERNATIONAL TOTAL RETURN FUND
===============================================================================================================
                                                                                  SIX
                                                                             MONTHS ENDED
                                                                               MARCH 31,           YEAR ENDED
                                                                                 1998             SEPTEMBER 30,
                                                                              (UNAUDITED)             1997
                                                                             -------------       --------------
OPERATIONS:

     Net investment loss............................................         $     (56,819)       $     (52,467)
     Net realized loss from investments and foreign currency
         transactions...............................................            (1,086,885)          (4,421,463)
     Increase  in unrealized appreciation on investments and
         translation of assets and liabilities in foreign currencies             1,708,926            5,415,882
                                                                             -------------        -------------
         Net increase  in net assets resulting from
              operations............................................               565,222              941,952

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Realized gains from investment transactions
         Class A  ..................................................                  -              (3,209,934)
         Class B  ..................................................                  -                (681,216)

CAPITAL SHARE TRANSACTIONS (NOTE 5).................................            (5,686,201)           1,151,873
                                                                             -------------        -------------

         Total decrease in net assets...............................            (5,120,979)          (1,797,325)

NET ASSETS:

     Beginning of period............................................            48,031,006           49,828,331
                                                                             -------------        -------------

     End of period (including deficit in undistributed net investment
              income  of $69,303 and $12,484, respectively).........         $  42,910,027        $  48,031,006
                                                                             =============        =============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
At March 31, 1998 (Unaudited)
===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one series, Davis International Total Return Fund ("Fund"). Its primary objective is to achieve total return through capital growth or income or both. The Fund invests principally in foreign securities. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service or broker. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

FOREIGN CURRENCY - Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars (US$) at current exchange rates computed by State Street Bank & Trust Company, the Fund's custodian bank. Investment securities, other assets, and liabilities are valued at the closing rate of exchange at the balance sheet date. Purchases and sales of investment securities, income and expenses are valued at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD CURRENCY CONTRACTS - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1998 (Unaudited)
===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

as an unrealized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed. Investments in forward currency contracts may expose the company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At March 31, 1998, the Fund had approximately $4,421,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2005.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the six months ended March 31, 1998 were $13,797,043 and $17,803,849, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to the investment adviser, Davis Selected Advisers, L.P. (the "Adviser"), at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average net assets, and 0.80% of average net assets in excess of $500 million.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended March 31, 1998 amounted to $6,000. Boston Financial Data Services is the Fund's primary transfer

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1998 (Unaudited)
===============================================================================

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES - (CONTINUED)

agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended March 31, 1998 amounted to $4,617. State Street Bank & Trust Co. is the Fund's primary accounting provider. The Adviser is also paid for certain accounting services. The fee amounted to $4,002 for the six months ended March 31, 1998. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

       Atlantic Advisers Limited (the "Sub-Adviser") also acts as the Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the six months ended March 31, 1998, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $77,506 from commissions earned on sales of Class A shares of the Fund, of which $27,227 was retained by the underwriter and the remaining $50,279 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended March 31, 1998 was $20,089.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1998 (Unaudited)
===============================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES  - (CONTINUED)

CLASS B SHARES - (CONTINUED)

Distributor. The limit is1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the six months ended March 31, 1998, Class B shares of the Fund made distribution plan payments which included distribution fees of $25,292 and service fees of $8,444.

       Commission advances by the Distributor during the six months ended March 31, 1998 on the sale of Class B shares of the Fund amounted to $10,520, of which $9,452 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $268,565, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended March 31, 1998, the Distributor received contingent deferred sales charges of $6,900 from redemptions of Class B shares of the Fund.

CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

       During the six months ended March 31, 1998, Class C shares of the Fund made distribution payments of $644. During the six months ended March 31, 1998, the Distributor received $718 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1998 (Unaudited)
===============================================================================

NOTE 5 - CAPITAL STOCK


       At March 31, 1998, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                        SIX MONTHS ENDED
CLASS A                                                                                   MARCH 31, 1998
                                                                                           (UNAUDITED)
                                                                                      SHARES        AMOUNT
                                                                                     --------    ------------
Shares subscribed..........................................................           288,036    $  3,061,471
Shares issued in reinvestment of distributions.............................                 -               -
                                                                                     --------    ------------
                                                                                      288,036       3,061,471
Shares reacquired..........................................................          (766,271)     (7,875,646)
     Net decrease..........................................................          (478,235)   $ (4,814,175)
                                                                                     ========    ============

                                                                                             YEAR ENDED
                                                                                         SEPTEMBER 30, 1997
                                                                                      SHARES       AMOUNT
                                                                                      ------    ------------
Shares subscribed..........................................................           589,427    $  6,637,805
Shares issued in reinvestment of distributions.............................           296,888       3,129,204
                                                                                      ------     ------------
                                                                                      886,315       9,767,009
Shares reacquired..........................................................          (820,492)     (9,160,277)
                                                                                      ------     ------------
     Net increase..........................................................            65,823    $    606,732
                                                                                      ======     ============

                                                                                         SIX MONTHS ENDED
                                                                                          MARCH 31, 1998
CLASS B                                                                                     (UNAUDITED)
                                                                                      SHARES        AMOUNT
                                                                                      --------   ------------
Shares subscribed..........................................................            41,759    $   444,833
Shares issued in reinvestment of distributions.............................              -              -
                                                                                      --------   ------------
                                                                                       41,759        444,833
Shares reacquired..........................................................          (151,328)    (1,519,749)
                                                                                      --------   ------------
     Net decrease..........................................................          (109,569)   $(1,074,916)
                                                                                      ========   ============

                                                                                            YEAR ENDED
                                                                                        SEPTEMBER 30, 1997
                                                                                      SHARES       AMOUNT
                                                                                      ------     -----------
Shares subscribed..........................................................           186,153    $  2,044,442
Shares issued in reinvestment of distributions.............................            62,835         652,856
                                                                                      ------     -----------
                                                                                      248,988       2,697,298
Shares reacquired..........................................................          (201,315)     (2,213,546)
                                                                                      -------    ------------
     Net increase..........................................................            47,673    $    483,752
                                                                                      =======    ============

DAVIS INTERNATIONAL SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
At March 31, 1998 (Unaudited)
===============================================================================

NOTE 5 - CAPITAL STOCK  - (CONTINUED)

CLASS C
                                                                                         SIX MONTHS ENDED
                                                                                          MARCH 31, 1998
                                                                                            (UNAUDITED)
                                                                                       SHARES       AMOUNT
                                                                                       ------    -----------
Shares subscribed..........................................................            25,929    $   282,912
Shares issued in reinvestment of distributions.............................             -               -
                                                                                       ------    -----------
                                                                                       25,929        282,912
Shares reacquired..........................................................            (7,449)       (80,522)
                                                                                       ------    -----------
     Net increase..........................................................            18,480    $   202,390
                                                                                       ======    ===========

                                                                                          AUGUST 19, 1997
                                                                                           (COMMENCEMENT
                                                                                          OF OPERATIONS)
                                                                                              THROUGH
                                                                                        SEPTEMBER 30, 1997
                                                                                       SHARES       AMOUNT
                                                                                       ------      ---------
Shares subscribed..........................................................            5,366       $ 61,389
Shares issued in reinvestment of distributions.............................               -             -
                                                                                       -----       ---------
                                                                                       5,366         61,389
Shares reacquired..........................................................               -              -
                                                                                       -----       ---------
     Net increase..........................................................            5,366       $ 61,389
                                                                                       =====       =========

CLASS Y                                                                                    MARCH 6, 1998
                                                                                           (COMMENCEMENT
                                                                                          OF OPERATIONS)
                                                                                              THROUGH
                                                                                          MARCH 31, 1998
                                                                                            (UNAUDITED)
                                                                                      SHARES         AMOUNT
                                                                                      ------        -------
Shares subscribed..........................................................             45          $   500
Shares issued in reinvestment of distributions.............................              -                -
                                                                                        --          -------
                                                                                        45              500
Shares reacquired..........................................................              -                -
                                                                                        --          -------
     Net increase..........................................................             45          $   500
                                                                                        ==          =======

NOTE 6 - CUSTODY FEES

           Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $3,462 during the six months ended March 31, 1998.

DAVIS INTERNATIONAL SERIES, INC.
FINANCIAL HIGHLIGHTS
INTERNATIONAL TOTAL RETURN FUND
===============================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS A
                                            SIX MONTHS
                                               ENDED                                              EIGHT
                                             MARCH 31,                                         MONTHS ENDED
                                               1998             YEAR ENDED SEPTEMBER 30,       SEPTEMBER 30,
                                           (UNAUDITED)          1997              1996             1995
                                           -----------         -------          ---------       ---------
Net Asset Value,
    Beginning of Period..................    $ 11.38           $ 12.12          $   11.85       $   10.00
                                             -------           -------          ---------       ---------
Income From Investment Operations
    Net Investment  Income ..............       -                 -                   .03             .05
    Net Gains on  Securities
      (both realized and unrealized).....        .37               .25                .85            1.80
                                             -------           -------          ---------       ---------
      Total From Investment Operations...        .37               .25                .88            1.85
                                             -------           -------          ---------       ---------
Less Distributions
    Dividends (from net
      investment  income)................       -                 -                  (.03)           -
    Distributions From
      Realized Capital  Gains............       -                 (.99)              (.58)           -
                                             -------           -------          ---------       ---------
      Total Distributions................       -                 (.99)              (.61)           -
                                             -------           -------          ---------       ---------
Net Asset Value, End  of Period..........    $ 11.75           $ 11.38          $   12.12       $   11.85
                                             =======           =======          =========       =========

Total Return (1).........................      3.25%              2.71%              7.87%          18.50%

Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)...............  $ 35,429           $ 39,740           $ 41,545        $ 13,427
    Ratio of Expenses
      to  Average Net  Assets............     1.47%2,3*         1.67%2,3           1.70%2,3        1.72%2*
    Ratio of Net Income
      to Average Net  Assets.............     (0.09)%*            0.03%               .23%            .95%*
     Portfolio Turnover Rate(4)..........        35%                97%                78%             85%
     Average commission rate per share(5)   $ .0121            $ .0066            $ .0050            -

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 1998, the year ended September 30, 1997, the year ended September 30, 1996 and the eight months ended September 30, 1995 would have been 1.84%, 1.93%, 2.24% and 2.88%, respectively.
3 The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 1.45%, 1.66% and 1.69% for the six months ended March 31, 1998, the year ended September 30, 1997 and the year ended September 30, 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.
4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.
5 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
*    Annualized

DAVIS INTERNATIONAL SERIES, INC.
FINANCIAL HIGHLIGHTS
INTERNATIONAL TOTAL RETURN FUND
===============================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS B
                                               SIX MONTHS
                                                 ENDED                                            EIGHT
                                               MARCH 31,                                      MONTHS ENDED
                                                 1998            YEAR ENDED SEPTEMBER 30,     SEPTEMBER 30,
                                              (UNAUDITED)         1997             1996           1995
                                               --------         --------         --------       ---------
Net Asset Value,
    Beginning of Period..................      $  11.15         $  12.00         $  11.79       $   10.00
                                               --------         --------         --------       ---------
Income From Investment Operations
    Net Investment Income (Loss).........          (.08)            (.10)            (.03)           (.01)
    Net Gains on  Securities
      (both realized and unrealized).....           .39              .24              .82            1.80
                                               --------         --------         --------       ---------
      Total From Investment Operations...           .31              .14              .79            1.79
                                               --------         --------         --------       ---------
Less Distributions
    Dividends (from net
      investment  income)................          -                -                -               -
    Distributions From
      Realized Capital  Gains............          -                (.99)            (.58)           -
                                               --------         --------         --------       ---------
      Total  Distributions...............          -                (.99)            (.58)           -
                                               --------         --------         --------       ---------
Net Asset Value, End  of Period..........      $  11.46         $  11.15         $  12.00       $   11.79
                                               ========         ========         ========       =========

Total Return (1).........................          2.78%            1.77%            7.10%          17.90%

Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)...............       $ 7,202          $ 8,230          $ 8,283         $ 2,002
    Ratio of Expenses
      to  Average Net  Assets............          2.60%2,3*        2.51%2,3         2.47%2,3        2.46%2*
    Ratio of Net Income
      to Average Net  Assets.............         (1.22)%*         (0.80)%           (.54)%          (.09)%*
    Portfolio Turnover Rate(4)...........            35%              97%              78%             85%
    Average commission rate per share(5).       $ .0121          $ .0066          $  .0050            -

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 1998, the year ended September 30, 1997, the year ended September 30, 1996 and the eight months ended September 30, 1995 would have been 2.96%, 2.98%, 3.01% and 3.62%, respectively.
3 The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.58%, 2.50% and 2.46% for the six months ended March 31, 1998, the year ended September 30, 1997 and the year ended September 30, 1996, respectively. Prior to 1996, such reductions were reflected in the expense ratios.
4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.
5 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
*    Annualized

DAVIS INTERNATIONAL SERIES, INC.
FINANCIAL HIGHLIGHTS
INTERNATIONAL TOTAL RETURN FUND
===============================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

                                                            CLASS C                        CLASS Y

                                                                 AUGUST 19, 1997        MARCH 6, 1998
SIX MONTHS                                      (COMMENCEMENT     (COMMENCEMENT       ENDEDOF OPERATIONS)
OF OPERATIONS)                                    MARCH 31,          THROUGH               THROUGH
                                                    1998           SEPTEMBER 30,        MARCH 31, 1998
                                                 (UNAUDITED)           1997                UNAUDITED
                                                 -----------         --------              ---------
Net Asset Value,
    Beginning of Period.....................       $  11.37          $  11.50               $  11.17
                                                   --------          --------               --------
Income From Investment Operations
    Net Investment Income (Loss)............           -                 (.02)                  -
    Net Gains (Losses) on  Securities
      (both realized and unrealized)........            .32              (.11)                   .58
                                                   --------          --------               --------
      Total From Investment Operations......            .32              (.13)                   .58
                                                   --------          --------               --------
Less Distributions
    Dividends (from net
      investment  income)...................           -                 -                      -
    Distributions From
      Realized Capital  Gains...............           -                 -                      -
                                                   --------          --------               --------
      Total  Distributions..................           -                 -                      -
                                                   --------          --------               --------
Net Asset Value, End  of Period.............       $  11.69          $  11.37               $  11.75
                                                   ========          ========               ========

Total Return (1)............................          2.81%             (1.13)%                 5.19%
-------------

Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)..................         $  279            $   61                   $  1
    Ratio of Expenses
      to  Average Net  Assets...............           2.69%2,3*         2.62%2,3*              1.25%*
    Ratio of Net Income
      to Average Net  Assets................          (1.31)%*          (2.27)%*                0.12%*
     Portfolio Turnover Rate(4).............             35%               97%                    35%
     Average commission rate per share(5)...        $ .0121           $ .0066                $ .0121

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2 Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for Class C shares for the six months ended March 31, 1998 and the period ended September 30, 1997 would have been 3.06% and 3.14%, respectively.
3 The ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.67% for Class C shares for the six months ended March 31, 1998.
4 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.
5 Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
*    Annualized

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
124 East Marcy Street Santa Fe, New Mexico  87501
===============================================================================

                      DIRECTORS                  OFFICERS
                      Jeremy H. Biggs            Jeremy H. Biggs
                      Andrew A. Davis                Chairman
                      Christopher C. Davis       Shelby M.C. Davis
                      G. Bernard Hamilton            President
                      Keith R. Kroeger           Kenneth C. Eich
                      The Very Reverend              Vice President
                         James R. Leo            Eileen R. Street
                      Richard M. Murray              Vice President, Treasurer
                      Theodore B. Smith Jr.          & Assistant Secretary

                                                 Thomas D. Tays
                                                     Vice President & Secretary

                                                 Andrew A. Davis
                                                     Vice President

                                                 Christopher C. Davis
                                                     Vice President
                                                     Vice President

                                                 Sharra L. Reed
                                                     Assistant Secretary
                                                     & Assistant Treasurer

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
Carolyn H. Spolidoro
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

AUDITORS
KPMG Peat Marwick LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


FOR MORE INFORMATION ABOUT DAVIS INTERNATIONAL SERIES, INC., DAVIS INTERNATIONAL TOTAL RETURN FUND, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.